         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER SUCH ACT. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND/OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.



               UNSECURED SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$500,000                                                  San Diego, California
                                                                  July 15, 2008


MICROISLET, INC., a Nevada corporation (the "COMPANY"), for value received, hereby promises to pay to the SMR 1996 Trust III, a New York trust, or its assigns, the sum of Five Hundred Thousand Dollars ($500,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, which shall all be due and payable, unless earlier prepaid pursuant to the terms hereof, on the earliest to occur of (i) October 31, 2008, (ii) the consummation of a Financing, as defined in SECTION 4 below, in which the aggregate net proceeds to the Company (after cash commissions and other offering costs and expenses) are $4,500,000 or greater (inclusive of the Conversion Amount, as defined in SECTION 4 below), or
(iii) when declared due and payable by the Holder upon the occurrence and during the continuance of an Event of Default (as defined below) ("MATURITY DATE"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder as defined below.

         The following is a statement of the rights of the Holder of this note ("NOTE") and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1. DEFINITIONS. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

                  1.1 "COMPANY" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

                  1.2 "HOLDER", when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

                  1.3 "WARRANT" has the meaning ascribed to such term in SECTION 9 below.

         2. INTEREST. Interest shall accrue on the unpaid principal balance from the date of this Note at the rate equal to the lesser of the rate specified in clause (i) or (ii), as follows (the "INTEREST RATE"): (i) through the Maturity Date, fifteen percent (15%) per annum, and after the Maturity Date, twenty-four percent (24%) per annum, or (ii) the maximum interest rate permitted under applicable law. Interest shall be calculated on the daily unpaid principal balance hereof based on the actual number of days elapsed in the interest payment period over a year of 365 days, or 366 days, as appropriate. At the end of each calendar month, accrued interest shall be automatically added to the unpaid principal balance of this Note and shall thereafter bear interest at the Interest Rate.

         3. PAYMENT SCHEDULE. This Note may be prepaid in whole or in part at any time without penalty. If not otherwise prepaid, the outstanding principal amount hereof and any unpaid accrued interest hereon shall be due and payable on the Maturity Date. Each payment shall be credited first to interest then due, and the balance, if any, to principal.

         4. RIGHT TO CONVERT UPON SUBSEQUENT FINANCING. The Holder may convert all or a portion of the unpaid principal sum of this Note and accrued but unpaid interest thereon (the "CONVERSION AMOUNT") into the amount of securities sold in the first equity financing transaction completed by the Company after the date of this Note (a "FINANCING") in which at least US $3,000,000 is raised from investors equal to the Conversion Amount divided by the purchase price for such securities; PROVIDED that the Conversion Amount shall be in accordance with the minimum investment amount and permitted investment denominations established by the Company's Board of Directors in good faith for the Financing. The securities issued to Holder upon conversion of the Conversion Amount in accordance with this Section 4 shall have the same purchase price and other terms as the securities purchased by the other investors in the Financing.

         5. USE OF PROCEEDS. The proceeds from the sale of this Note by the Company are intended to be used by the Company for working capital purposes pending a Financing, and not for the repayment of indebtedness.

         6. EVENTS OF DEFAULT. If any of the events specified in this SECTION 6 shall occur (herein individually referred to as an "EVENT OF DEFAULT"), the Holder of the Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Company:

                  6.1 The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors; or

                  6.2 If, within ninety (90) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation or dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within ninety (90) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

         7. RIGHTS OF HOLDER UPON DEFAULT. Upon the occurrence or existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, Holder may declare all outstanding principal and accrued interest due under this Note and payable by the Company hereunder to be immediately due and payable in cash, by notice in writing to the Company.

         8. SUBORDINATION. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's Senior Indebtedness, as hereinafter defined.

                  8.1 SENIOR INDEBTEDNESS. As used in this Note, the term "SENIOR INDEBTEDNESS" shall mean the principal of and unpaid accrued interest on: (i) all indebtedness of the Company which is evidenced by that certain Unsecured Promissory Note dated May 15, 2007 in favor of John J. Hagenbuch, Trustee U/D/T dated September 13, 1995, (ii) all indebtedness of the Company to banks, commercial finance lenders, insurance companies or other financial institutions regularly engaged in the business of lending money, which is for money borrowed by the Company (whether or not secured), (iii) amounts owed to equipment lessors pursuant to equipment lease lines approved by the Company's Board of Directors, (iv) all indebtedness of the Company evidenced by notes, debentures, bonds or other securities of the Company which are designated by and approved by the Company's Board of Directors, (v) all obligations and liabilities in connection with the lease of real property, and (vi) all modifications, renewals, extensions and refundings of indebtedness, liabilities or obligations of the kind described in any of the preceding clauses, PROVIDED, HOWEVER, no indebtedness of the Company, all or part of which is convertible into equity, and no indebtedness which has a material equity component shall be designated as Senior Indebtedness by the Company without the consent of Holder.

                  8.2 DEFAULT ON SENIOR INDEBTEDNESS. If there should occur any receivership insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangement with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets and liabilities of the Company, or if this Note shall be declared due and payable upon the occurrence of an Event of Default with respect to any Senior Indebtedness, then (i) no amount shall be paid by the Company in respect of the principal of or interest on this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be satisfied, and (ii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder of this Note that shall assert any right to receive any payment in respect of the principal of and interest on this Note, except subject to the satisfaction of the principal of and interest on all of the Senior Indebtedness then outstanding. If there occurs an event of default that has been declared in writing with respect to any Senior Indebtedness, or in the instrument under which any Senior Indebtedness is outstanding, permitting the holder of such Senior Indebtedness to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been satisfied, no payment shall be made in respect of the principal of or interest on this Note, unless within three (3) months after the happening of such event of default, the maturity of such Senior Indebtedness shall not have been accelerated.

                  8.3 EFFECT OF SUBORDINATION. Subject to the rights, if any, of the holders of Senior Indebtedness under this SECTION 8 to receive cash, securities or other properties otherwise payable or deliverable to the Holder of this Note, nothing contained in this SECTION 8 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

                  8.4 SUBROGATION. Subject to the payment in full of all Senior Indebtedness and until this Note shall be paid in full, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of SECTION
         8.2 above) to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of this Note; and for the purposes of such subrogation, no payments or distributions to the holders of Senior

         Indebtedness to which the Holder would be entitled except for the provisions of this SECTION 8 shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

                  8.5 UNDERTAKING. By its acceptance of this Note, the Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by the Company or the holder of any Senior Indebtedness in order to implement the foregoing provisions of this
         SECTION 8.

         9. WARRANT. Subject to the terms and conditions of this Note, the Company agrees to issue to the Holder a warrant to purchase 500,000 shares of the Company's common stock, $0.001 par value (the "WARRANT"), which Warrant shall have an exercise price of $0.30 per share and a five (5) year term, but shall be exercisable only on or after the earlier of (i) the one year anniversary of the date of this Note, or (ii) the occurrence of certain extraordinary corporate transactions as described in the agreement evidencing such Warrant.

         10. USURY. The Company acknowledges that the Holder is purchasing this Note under the understanding that the interest rate payable herein is exempt from the usury provisions of the General Corporations Law of the State of California ("CGCL"), pursuant to Section 25118 of the CGCL.

         11. ADDITIONAL RESTRICTIONS ON TRANSFER AND INTEREST EARNED. Holder has purchased this Note and the Warrant for its own account and not with a view to or for sale in connection with any distribution of securities. This Note must be surrendered for transfer at the office or agency of the Company, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder hereof or his attorney-in-fact, duly authorized in writing. Thereafter, one or more new Notes, or authorized denominations, and for the same aggregate principal amount, shall be issued to the designated transferee or transferees. The parties intend that the interest earned under this Note shall be "portfolio interest" of an "obligation in registered form" for U.S. income tax purposes in accordance with IRC Sections 871(h) and 881(c) and Treasury Regulation Section 1.871-14.

         12. ASSIGNMENT. Subject to the restrictions on transfer described herein, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

         13. EXPENSES; WAIVERS. In the event that any dispute among the parties to this Note should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Note, including without limitation, such reasonable fees and expenses of attorney's and accountants, which shall also include, without limitation, all fees, costs and expenses of appeals. Except as otherwise set forth herein, the Company hereby waives notice of default, presentation or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this Note.

         14. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

         15. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified mail, "confirmed facsimile," or nationally recognized overnight express courier postage prepaid, and shall be deemed delivered: five business days after such mailing; upon confirmation of such facsimile delivery before 5:00 p.m. Pacific time on a business day, or if after such time, the next business day; or one business day after such deposit with a recognized overnight express courier. Notices shall be delivered as addressed as follows: (a) if to the Company, at the address set forth below the Company's signature to this Agreement (or at such other address as may be given to Holder by the Company from time to time) and (b) if to Holder, at the address set forth below Holder's signature to this Agreement (or at such other address as may be given to the Company by Holder from time to time).

16. GOVERNING LAW. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, excluding that body of law relating to conflict of laws.

17. HEADING; REFERENCES. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Note to be issued this 15th day of July, 2008.

                                       MICROISLET, INC.


                                       By:  /s/ Michael J. Andrews
                                         ---------------------------------------
                                            Michael J. Andrews
                                            Chief Executive Officer


                                       6370 Nancy Ridge Drive, Suite 112
                                       San Diego, California  92121
                                       Fax: (858) 657-0287

ACKNOWLEDGED AND AGREED:


SMR 1996 TRUST III


By:  /s/ Ronald Katz
     --------------------
     Ronald Katz
     Co-Trustee


By:  /s/ Martin Edelman
     --------------------
     Martin Edelman
     Co-Trustee


Address
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